SECTION 906 CERTIFICATION
NutraFuels, Inc.

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of NutraFuels, Inc. for the period ending June 30, 2015 (the “Report”):

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NutraFuels, Inc.

/s/ Edgar Ward

Edgar Ward

Chief Executive Officer, Principal Financial Officer & Principal Accounting Officer
September 8, 2015